Schedule A

to the Amended and Restated Investment Advisory Agreement

between Direxion Shares ETF Trust and Rafferty Asset Management, LLC

Pursuant to section 1 of the Investment Advisory Agreement between Direxion Shares ETF Trust (the “Trust”) and Rafferty Asset Management, LLC (“Rafferty”), the Trust hereby appoints Rafferty to manage the investment and reinvestment of the Funds of the Trust listed below. As compensation for such, the Trust shall pay to Rafferty pursuant to section 7 of the Investment Advisory Agreement a fee, computed daily and paid monthly, at the following annual rates as percentages of each Fund’s average daily net assets:

SUBADVISED FUND

Direxion HCM Tactical Enhanced US ETF	1.05%

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF	0.75%
Direxion Ether Strategy ETF	0.75%
Direxion Ether Strategy Bear ETF	0.75%
Direxion Daily Bitcoin Strategy Bull 2X ETF	0.75%
Direxion Daily Bitcoin Strategy Bear 2X ETF	0.75%
Direxion Daily Ether Strategy Bull 2X ETF	0.75%
Direxion Daily Ether Strategy Bear 2X ETF	0.75%

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index ETF	0.30%

COMMODITY-RELATED FUND

Direxion Auspice Broad Commodity Strategy ETF	0.50%

RETURN STACKER FUND

Direxion S&P 500 Plus ETF	0.75%

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X ETF	0.35%
Direxion Daily Magnificent 7 Bear 1X ETF	0.35%
Direxion Daily Crypto Industry Bear 1X ETF	0.35%
Direxion Daily Next Gen Bear 1X ETF	0.75%

Reference ETP Funds

Direxion Daily Bitcoin Bear 1X ETF	0.75%
Direxion Daily Bitcoin Bull 2X ETF	0.75%
Direxion Daily Bitcoin Bear 2X ETF	0.75%
Direxion Daily Ether Bull 2X ETF	0.75%
Direxion Daily Ether Bear 2X ETF	0.75%
Direxion Daily Gold Bull 2X ETF	0.75%
Direxion Daily Gold Bear 2X ETF	0.75%

Direxion Daily Silver Bull 2X ETF	0.75%
Direxion Daily Silver Bear 2X ETF	0.75%

Monthly Leveraged Funds

Direxion Enhanced S&P Equity Income ETF	0.60%
Direxion Enhanced Qs Equity Income ETF	0.60%

Single Stock Funds

Direxion Daily AAL Bear 1X ETF	0.75%
Direxion Daily AAL Bull 2X ETF	0.75%
Direxion Daily AAPL Bear 1X ETF	0.75%
Direxion Daily AAPL Bull 2X ETF	0.75%
Direxion Daily ABBV Bear 1X ETF	0.75%
Direxion Daily ABBV Bull 2X ETF	0.75%
Direxion Daily ABNB Bear 1X ETF	0.75%
Direxion Daily ABNB Bull 2X ETF	0.75%
Direxion Daily ADBE Bear 1X ETF	0.75%
Direxion Daily ADBE Bull 2X ETF	0.75%
Direxion Daily AI Bear 1X ETF	0.75%
Direxion Daily AI Bull 2X ETF	0.75%
Direxion Daily AMAT Bear 1X ETF	0.75%
Direxion Daily AMAT Bull 2X ETF	0.75%
Direxion Daily AMD Bear 1X ETF	0.75%
Direxion Daily AMD Bull 2X ETF	0.75%
Direxion Daily AMZN Bear 1X ETF	0.75%
Direxion Daily AMZN Bull 2X ETF	0.75%
Direxion Daily ARM Bear 1X ETF	0.75%
Direxion Daily ARM Bull 2X ETF	0.75%
Direxion Daily ASML Bear 1X ETF	0.75%
Direxion Daily ASML Bull 2X ETF	0.75%
Direxion Daily AVGO Bear 1X ETF	0.75%
Direxion Daily AVGO Bull 2X ETF	0.75%
Direxion Daily BA Bear 1X ETF	0.75%
Direxion Daily BA Bull 2X ETF	0.75%
Direxion Daily BABA Bear 1X ETF	0.75%
Direxion Daily BABA Bull 2X ETF	0.75%
Direxion Daily BRKB Bear 1X ETF	0.75%
Direxion Daily BRKB Bull 2X ETF	0.75%
Direxion Daily CAT Bear 1X ETF	0.75%
Direxion Daily CAT Bull 2X ETF	0.75%
Direxion Daily CAVA Bear 1X ETF	0.75%
Direxion Daily CAVA Bull 2X ETF	0.75%
Direxion Daily CCL Bear 1X ETF	0.75%
Direxion Daily CCL Bull 2X ETF	0.75%
Direxion Daily CMG Bear 1X ETF	0.75%
Direxion Daily CMG Bull 2X ETF	0.75%
Direxion Daily COIN Bear 1X ETF	0.75%
Direxion Daily COIN Bull 2X ETF	0.75%
Direxion Daily COST Bear 1X ETF	0.75%
Direxion Daily COST Bull 2X ETF	0.75%

Direxion Daily CPNG Bear 1X ETF	0.75%
Direxion Daily CPNG Bull 2X ETF	0.75%
Direxion Daily CRM Bear 1X ETF	0.75%
Direxion Daily CRM Bull 2X ETF	0.75%
Direxion Daily CRWD Bear 1X ETF	0.75%
Direxion Daily CRWD Bull 2X ETF	0.75%
Direxion Daily CSCO Bear 1X ETF	0.75%
Direxion Daily CSCO Bull 2X ETF	0.75%
Direxion Daily CVNA Bear 1X ETF	0.75%
Direxion Daily CVNA Bull 2X ETF	0.75%
Direxion Daily DAL Bear 1X ETF	0.75%
Direxion Daily DAL Bull 2X ETF	0.75%
Direxion Daily DELL Bear 1X ETF	0.75%
Direxion Daily DELL Bull 2X ETF	0.75%
Direxion Daily DIS Bear 1X ETF	0.75%
Direxion Daily DIS Bull 2X ETF	0.75%
Direxion Daily DKNG Bear 1X ETF	0.75%
Direxion Daily DKNG Bull 2X ETF	0.75%
Direxion Daily F Bear 1X ETF	0.75%
Direxion Daily F Bull 2X ETF	0.75%
Direxion Daily FSLR Bear 1X ETF	0.75%
Direxion Daily FSLR Bull 2X ETF	0.75%
Direxion Daily GD Bear 1X ETF	0.75%
Direxion Daily GD Bull 2X ETF	0.75%
Direxion Daily GE Bear 1X ETF	0.75%
Direxion Daily GE Bull 2X ETF	0.75%
Direxion Daily GM Bear 1X ETF	0.75%
Direxion Daily GM Bull 2X ETF	0.75%
Direxion Daily GOOGL Bear 1X ETF	0.75%
Direxion Daily GOOGL Bull 2X ETF	0.75%
Direxion Daily GRAB Bear 1X ETF	0.75%
Direxion Daily GRAB Bull 2X ETF	0.75%
Direxion Daily HAS Bear 1X ETF	0.75%
Direxion Daily HAS Bull 2X ETF	0.75%
Direxion Daily HIMS Bear 1X ETF	0.75%
Direxion Daily HIMS Bull 2X ETF	0.75%
Direxion Daily HOOD Bear 1X ETF	0.75%
Direxion Daily HOOD Bull 2X ETF	0.75%
Direxion Daily INTC Bear 1X ETF	0.75%
Direxion Daily INTC Bull 2X ETF	0.75%
Direxion Daily JNJ Bear 1X ETF	0.75%
Direxion Daily JNJ Bull 2X ETF	0.75%
Direxion Daily KO Bear 1X ETF	0.75%
Direxion Daily KO Bull 2X ETF	0.75%
Direxion Daily LCID Bear 1X ETF	0.75%
Direxion Daily LCID Bull 2X ETF	0.75%
Direxion Daily LLY Bear 1X ETF	0.75%
Direxion Daily LLY Bull 2X ETF	0.75%
Direxion Daily LMT Bear 1X ETF	0.75%
Direxion Daily LMT Bull 2X ETF	0.75%
Direxion Daily LUV Bear 1X ETF	0.75%
Direxion Daily LUV Bull 2X ETF	0.75%
Direxion Daily MARA Bear 1X ETF	0.75%

Direxion Daily MARA Bull 2X ETF	0.75%
Direxion Daily META Bear 1X ETF	0.75%
Direxion Daily META Bull 2X ETF	0.75%
Direxion Daily MRNA Bear 1X ETF	0.75%
Direxion Daily MRNA Bull 2X ETF	0.75%
Direxion Daily MRVL Bear 1X ETF	0.75%
Direxion Daily MRVL Bull 2X ETF	0.75%
Direxion Daily MSFT Bear 1X ETF	0.75%
Direxion Daily MSFT Bull 2X ETF	0.75%
Direxion Daily MU Bear 1X ETF	0.75%
Direxion Daily MU Bull 2X ETF	0.75%
Direxion Daily NCLH Bear 1X ETF	0.75%
Direxion Daily NCLH Bull 2X ETF	0.75%
Direxion Daily NFLX Bear 1X ETF	0.75%
Direxion Daily NFLX Bull 2X ETF	0.75%
Direxion Daily NIO Bear 1X ETF	0.75%
Direxion Daily NIO Bull 2X ETF	0.75%
Direxion Daily NKE Bear 1X ETF	0.75%
Direxion Daily NKE Bull 2X ETF	0.75%
Direxion Daily NOC Bear 1X ETF	0.75%
Direxion Daily NOC Bull 2X ETF	0.75%
Direxion Daily NOK Bear 1X ETF	0.75%
Direxion Daily NOK Bull 2X ETF	0.75%
Direxion Daily NVDA Bear 1X ETF	0.75%
Direxion Daily NVDA Bull 2X ETF	0.75%
Direxion Daily NVO Bear 1X ETF	0.75%
Direxion Daily NVO Bull 2X ETF	0.75%
Direxion Daily O Bear 1X ETF	0.75%
Direxion Daily O Bull 2X ETF	0.75%
Direxion Daily ORCL Bear 1X ETF	0.75%
Direxion Daily ORCL Bull 2X ETF	0.75%
Direxion Daily PANW Bear 1X ETF	0.75%
Direxion Daily PANW Bull 2X ETF	0.75%
Direxion Daily PDD Bear 1X ETF	0.75%
Direxion Daily PDD Bull 2X ETF	0.75%
Direxion Daily PENN Bear 1X ETF	0.75%
Direxion Daily PENN Bull 2X ETF	0.75%
Direxion Daily PFE Bear 1X ETF	0.75%
Direxion Daily PFE Bull 2X ETF	0.75%
Direxion Daily PLTR Bear 1X ETF	0.75%
Direxion Daily PLTR Bull 2X ETF	0.75%
Direxion Daily PYPL Bear 1X ETF	0.75%
Direxion Daily PYPL Bull 2X ETF	0.75%
Direxion Daily QCOM Bear 1X ETF	0.75%
Direxion Daily QCOM Bull 2X ETF	0.75%
Direxion Daily RBLX Bear 1X ETF	0.75%
Direxion Daily RBLX Bull 2X ETF	0.75%
Direxion Daily RDDT Bear 1X ETF	0.75%
Direxion Daily RDDT Bull 2X ETF	0.75%
Direxion Daily RKLB Bear 1X ETF	0.75%
Direxion Daily RKLB Bull 2X ETF	0.75%
Direxion Daily RTX Bear 1X ETF	0.75%
Direxion Daily RTX Bull 2X ETF	0.75%

Direxion Daily SBUX Bear 1X ETF	0.75%
Direxion Daily SBUX Bull 2X ETF	0.75%
Direxion Daily SE Bear 1X ETF	0.75%
Direxion Daily SE Bull 2X ETF	0.75%
Direxion Daily SHOP Bear 1X ETF	0.75%
Direxion Daily SHOP Bull 2X ETF	0.75%
Direxion Daily SMCI Bear 1X ETF	0.75%
Direxion Daily SMCI Bull 2X ETF	0.75%
Direxion Daily SNAP Bear 1X ETF	0.75%
Direxion Daily SNAP Bull 2X ETF	0.75%
Direxion Daily SNOW Bear 1X ETF	0.75%
Direxion Daily SNOW Bull 2X ETF	0.75%
Direxion Daily SOFI Bear 1X ETF	0.75%
Direxion Daily SOFI Bull 2X ETF	0.75%
Direxion Daily SONY Bear 1X ETF	0.75%
Direxion Daily SONY Bull 2X ETF	0.75%
Direxion Daily T Bear 1X ETF	0.75%
Direxion Daily T Bull 2X ETF	0.75%
Direxion Daily TGT Bear 1X ETF	0.75%
Direxion Daily TGT Bull 2X ETF	0.75%
Direxion Daily TSLA Bear 1X ETF	0.75%
Direxion Daily TSLA Bull 2X ETF	0.75%
Direxion Daily TSM Bear 1X ETF	0.75%
Direxion Daily TSM Bull 2X ETF	0.75%
Direxion Daily TXN Bear 1X ETF	0.75%
Direxion Daily TXN Bull 2X ETF	0.75%
Direxion Daily UAL Bear 1X ETF	0.75%
Direxion Daily UAL Bull 2X ETF	0.75%
Direxion Daily UBER Bear 1X ETF	0.75%
Direxion Daily UBER Bull 2X ETF	0.75%
Direxion Daily UNH Bear 1X ETF	0.75%
Direxion Daily UNH Bull 2X ETF	0.75%
Direxion Daily V Bear 1X ETF	0.75%
Direxion Daily V Bull 2X ETF	0.75%
Direxion Daily VST Bear 1X ETF	0.75%
Direxion Daily VST Bull 2X ETF	0.75%
Direxion Daily VZ Bear 1X ETF	0.75%
Direxion Daily VZ Bull 2X ETF	0.75%
Direxion Daily WMT Bear 1X ETF	0.75%
Direxion Daily WMT Bull 2X ETF	0.75%
Direxion Daily XOM Bear 1X ETF	0.75%
Direxion Daily XOM Bull 2X ETF	0.75%
Direxion Daily XYZ Bear 1X ETF	0.75%
Direxion Daily XYZ Bull 2X ETF	0.75%
Direxion Daily AAPL Bull 3X ETF	0.90%
Direxion Daily AMD Bull 3X ETF	0.90%
Direxion Daily AMZN Bull 3X ETF	0.90%
Direxion Daily AVGO Bull 3X ETF	0.90%
Direxion Daily BABA Bull 3X ETF	0.90%
Direxion Daily BRKB Bull 3X ETF	0.90%
Direxion Daily COIN Bull 3X ETF	0.90%
Direxion Daily GOOGL Bull 3X ETF	0.90%
Direxion Daily HOOD Bull 3X ETF	0.90%

Direxion Daily INTC Bull 3X ETF	0.90%
Direxion Daily META Bull 3X ETF	0.90%
Direxion Daily MSFT Bull 3X ETF	0.90%
Direxion Daily MU Bull 3X ETF	0.90%
Direxion Daily NFLX Bull 3X ETF	0.90%
Direxion Daily NVDA Bull 3X ETF	0.90%
Direxion Daily ORCL Bull 3X ETF	0.90%
Direxion Daily PLTR Bull 3X ETF	0.90%
Direxion Daily TSLA Bull 3X ETF	0.90%
Direxion Daily TSM Bull 3X ETF	0.90%
Direxion Daily UNH Bull 3X ETF	0.90%

Titan ETFs

Direxion Daily Semiconductors Top 5 Bull 2X ETF	0.75%
Direxion Daily Semiconductors Top 5 Bear 2X ETF	0.75%
Direxion Daily Biotech Top 5 Bull 2X ETF	0.75%
Direxion Daily Biotech Top 5 Bear 2X ETF	0.75%
Direxion Daily Communication Services Top 5 Bull 2X ETF	0.75%
Direxion Daily Communication Services Top 5 Bear 2X ETF	0.75%
Direxion Daily Consumer Discretionary Top 5 Bull 2X ETF	0.75%
Direxion Daily Consumer Discretionary Top 5 Bear 2X ETF	0.75%
Direxion Daily Consumer Staples Top 5 Bull 2X ETF	0.75%
Direxion Daily Consumer Staples Top 5 Bear 2X ETF	0.75%
Direxion Daily Energy Top 5 Bull 2X ETF	0.75%
Direxion Daily Energy Top 5 Bear 2X ETF	0.75%
Direxion Daily Financial Top 5 Bull 2X ETF	0.75%
Direxion Daily Financial Top 5 Bear 2X ETF	0.75%
Direxion Daily Healthcare Top 5 Bull 2X ETF	0.75%
Direxion Daily Healthcare Top 5 Bear 2X ETF	0.75%
Direxion Daily Industrials Top 5 Bull 2X ETF	0.75%
Direxion Daily Industrials Top 5 Bear 2X ETF	0.75%
Direxion Daily Materials Top 5 Bull 2X ETF	0.75%
Direxion Daily Materials Top 5 Bear 2X ETF	0.75%
Direxion Daily Real Estate Top 5 Bull 2X ETF	0.75%
Direxion Daily Real Estate Top 5 Bear 2X ETF	0.75%
Direxion Daily Technology Top 5 Bull 2X ETF	0.75%
Direxion Daily Technology Top 5 Bear 2X ETF	0.75%
Direxion Daily Utilities Top 5 Bull 2X ETF	0.75%
Direxion Daily Utilities Top 5 Bear 2X ETF	0.75%
Direxion Daily Gold Miners Top 5 Bull 2X ETF	0.75%
Direxion Daily Gold Miners Top 5 Bear 2X ETF	0.75%
Direxion Daily US Modern Defense Top 5 Bull 2X ETF	0.75%
Direxion Daily US Modern Defense Top 5 Bear 2X ETF	0.75%

2X Funds

Direxion Daily S&P 500® Bull 2X ETF	0.50%
Direxion Daily CSI 300 China A Share Bull 2X ETF	0.75%
Direxion Daily CSI China Internet Index Bull 2X ETF	0.75%
Direxion Daily MSCI Brazil Bull 2X ETF	0.75%
Direxion Daily Energy Bull 2X ETF	0.75%
Direxion Daily Energy Bear 2X ETF	0.75%
Direxion Daily Gold Miners Index Bull 2X ETF	0.75%

Direxion Daily Gold Miners Index Bear 2X ETF	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X ETF	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X ETF	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X ETF	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X ETF	0.75%
Direxion Daily MSCI India Bull 2X ETF	0.75%
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X ETF	0.75%
Direxion Daily NYSE FANG+ Bull 2X ETF	0.75%
Direxion Daily Aviation Bull 2X ETF	0.75%
Direxion Daily Aviation Bear 2X ETF	0.75%
Direxion Daily Crypto Industry Bull 2X ETF	0.75%
Direxion Daily AI and Big Data Bull 2X ETF	0.75%
Direxion Daily AI and Big Data Bear 2X ETF	0.75%
Direxion Daily Magnificent 7 Bull 2X ETF	0.75%
Direxion Daily Magnificent 7 Bear 2X ETF	0.75%
Direxion Daily Uranium Industry Bull 2X ETF	0.75%
Direxion Daily Quality Bull 2X ETF	0.75%
Direxion Daily Quality Bear 2X ETF	0.75%
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF	0.75%
Direxion Daily S&P Top 20 US Stocks Bear 2X ETF	0.75%
Direxion Daily India Consumer Bull 2X ETF	0.75%
Direxion Daily Next Gen Bull 2X ETF	0.75%
Direxion Daily Next Gen Bear 2X ETF	0.75%
Direxion Daily Qs Top 30 Stocks Bull 2X ETF	0.75%
Direxion Daily Qs Top 30 Stocks Bear 2X ETF	0.75%

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X ETF	0.75%
Direxion Daily 7-10 Year Treasury Bear 3X ETF	0.75%
Direxion Daily 20+ Year Treasury Bull 3X ETF	0.75%
Direxion Daily 20+ Year Treasury Bear 3X ETF	0.75%
Direxion Daily FTSE China Bull 3X ETF	0.75%
Direxion Daily FTSE China Bear 3X ETF	0.75%
Direxion Daily MSCI Emerging Markets Bull 3X ETF	0.75%
Direxion Daily MSCI Emerging Markets Bear 3X ETF	0.75%
Direxion Daily Financial Bull 3X ETF	0.75%
Direxion Daily Financial Bear 3X ETF	0.75%
Direxion Daily Healthcare Bull 3X ETF	0.75%
Direxion Daily Mid Cap Bull 3X ETF	0.75%
Direxion Daily Real Estate Bull 3X ETF	0.75%
Direxion Daily Real Estate Bear 3X ETF	0.75%
Direxion Daily Regional Banks Bull 3X ETF	0.75%
Direxion Daily Retail Bull 3X ETF	0.75%
Direxion Daily S&P 500® Bull 3X ETF	0.75%
Direxion Daily S&P 500® Bear 3X ETF	0.75%
Direxion Daily Semiconductor Bull 3X ETF	0.75%
Direxion Daily Semiconductor Bear 3X ETF	0.75%
Direxion Daily Small Cap Bull 3X ETF	0.75%
Direxion Daily Small Cap Bear 3X ETF	0.75%
Direxion Daily MSCI South Korea Bull 3X ETF	0.75%
Direxion Daily Technology Bull 3X ETF	0.75%

Direxion Daily Technology Bear 3X ETF	0.75%
Direxion Daily FTSE Europe Bull 3X ETF	0.75%
Direxion Daily Homebuilders & Supplies Bull 3X ETF	0.75%
Direxion Daily S&P Biotech Bull 3X ETF	0.75%
Direxion Daily S&P Biotech Bear 3X ETF	0.75%
Direxion Daily Consumer Discretionary Bull 3X ETF	0.75%
Direxion Daily Utilities Bull 3X ETF	0.75%
Direxion Daily Aerospace & Defense Bull 3X ETF	0.75%
Direxion Daily MSCI Mexico Bull 3X ETF	0.75%
Direxion Daily Transportation Bull 3X ETF	0.75%
Direxion Daily Industrials Bull 3X ETF	0.75%
Direxion Daily Pharmaceutical & Medical Bull 3X ETF	0.75%
Direxion Daily Dow Jones Internet Bull 3X ETF	0.75%
Direxion Daily Dow Jones Internet Bear 3X ETF	0.75%
Direxion Daily S&P 500® High Beta Bull 3X ETF	0.75%
Direxion Daily S&P 500® High Beta Bear 3X ETF	0.75%
Direxion Daily MAG7+ Bull 3X ETF	0.90%
Direxion Daily Bitcoin Bull 3X ETF	0.90%
Direxion Daily Ether Bull 3X ETF	0.90%
Direxion Daily QQQE Bull 3X ETF	0.90%
Direxion Daily Qs Bull 3X ETF	0.90%
Direxion Daily Energy Bull 3X ETF	0.90%
Direxion Daily Junior Gold Miners Bull 3X ETF	0.90%
Direxion Daily Gold Miners Bull 3X ETF	0.90%
Direxion Daily Oil & Gas Exp. & Prod. Bull 3X ETF	0.90%
Direxion Daily Gold Bull 3X ETF	0.90%
Direxion Daily Silver Bull 3X ETF	0.90%

Last Updated: February 12, 2026